                                                                   Exhibit 10.19



                       Assignment and Assumption Agreement

This Assignment and Assumption Agreement is entered into between STMicroelectronics NV, a corporation incorporated and existing under the laws of the Netherlands ("ST") and AMI Semiconductor, Inc., a Delaware company ("AMI") this 26th day of June 2002.

         WHEREAS, Pursuant to the terms and conditions of a Business Purchase Agreement (the "BPA"), dated May 8, 2002 among AMI, ST, AMI Semiconductor Belgium BVBA, a corporation incorporated and existing under the laws of Belgium ("BVBA") and Alcatel Microelectronics N.V., a Belgian company ("AME") (which will become a party to the BPA on the Completion Date (as defined in the BPA)), ST and AME are contemporaneously with the execution and delivery of this Agreement selling to AMI and certain of its Affiliates the Mixed Signal Business (the "MSB" as defined in the BPA) of AME.

         WHEREAS, pursuant to Section 3.l(j) of the BPA, ST is required to assign Article 2 and Annex 1 and Annex 2 (the "Relevant Provisions") of that certain Global Cooperation and Supply Agreement between ST and Alcatel, a French societe anonyme ("Alcatel"), dated June 26, 2002, a copy of which is attached hereto, (the "GSA").

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

ST hereby assigns the Relevant Provisions of the GSA and all rights and obligations thereunder to AMI and AMI accepts such assignment and assumes all obligations under the Relevant Provisions of the GSA arising after the date hereof. As a consequence, neither ST nor AME shall be liable to Alcatel and AMI or its Affiliates for any liability, losses, damages, costs and expenses arising out of or in connection with the Relevant Provisions arising after the date hereof.

This Agreement shall be governed by the laws of the Republic of France.

STMICROELECTRONICS NV

By: /s/ Alain Dutheil
    ------------------------------
Name:  Alain Dutheil
Title: Corp. V.P.

AMI SEMICONDUCTOR, INC.

By: /s/ Christine King
    ------------------------------
Name: Christine King
Title: President & CEO

The foregoing assignment is acknowledged and consented to by Alcatel, a French societe anonyme

ALCATEL

By: /s/ Jean-Pierre Halbron
    -----------------------------
Name:  Jean-Pierre Halbron
Title: President

C L I F F O R D                                         CLIFFORD CHANCE
                                                        SELAFA
C H A N C E                                             AVOCATS A LA COUR

                                                        112 AVENUE KLEBER
                                                        BP 163 TROCADERO
                                                        75770 PARIS CEDEX 16

                                                        TEL +33 (0)1 44 05 52 52
                                                        FAX +33 (0)1 44 05 52 00
                                                        PALAIS K112
                                                        www.cliffordchance.com

NOS REFERENCES              VOS REFERENCES              DATE

  PARIS-1/437112/01 S5339-PAR/00005-PAR                 26 juin 2002
LIGNE DIRECTE

For the attention of: AMI Semiconductor Inc.

Dear Sir,

At your request, I attach herewith copy of the article 2 of the Global Cooperation and Supplies Agreement signed today between Alcatel and STMicroelectronics NV, as well as copy of annexe 1 and annexe 2 of the same agreement.

With best regards.

Yours faithfully,

/s/ Pierre Verkhovskoy
----------------------------
Pierre Vekhovskoy
Avocat a la Cour

ARTICLE 2: Guaranty of supply and price

2.1 With respect to those products an exhaustive list of which is set forth in annex 1 and in annex 2 hereto, the Parties agree as follows:

         (i) ST will secure for Alcatel and its Affiliated Companies the manufacturing capability of the products listed in annex 1 and annex 2;

         (ii) ST will sell and deliver to Alcatel and/or its Affiliated Companies, in accordance with Alcatel needs, the products listed in annex 1 and in annex 2 during the Term of this Agreement;

         (iii) ST will not make any change to any products listed in annex 1 and in annex 2, which would affect the form, fit, or function of such products, without the prior written consent of Alcatel and/or its Affiliated Companies, which shall not be unreasonably withheld or delayed.

         ST commits not to discontinue the products listed in annex 1 and in annex 2 for technologies lower or equal to one micron during the term of this Agreement. If at any time during the term of this Agreement, ST decides to discontinue any or all of said products/technologies, ST shall notify Alcatel and/or its Affiliated Companies, and Alcatel, and/or its Affiliated Companies, will then promptly provide ST with its forecast, which shall represent their firm commitment to purchase from ST such products during the remaining period until the end of this Agreement. Relevant quantities will be manufactured by ST, and stored by or for ST until the delivery term described below, at ST's costs and expenses, and will be sold and delivered by ST, and purchased by Alcatel, according to Alcatel (and/or its Affiliated Companies) purchase orders as will be placed from time to time during the term of this Agreement and for delivery no later than six (6) months after the termination date of this Agreement.

2.2 In case Alcatel and/or its Affiliated Companies reasonably requires technical modification to any products listed in annex 1 and in annex 2, ST will use all reasonable efforts to perform such modification, at Alcatel (and/or its Affiliated Companies) costs.

2.3 ST will sell to Alcatel and/or the Affiliated Companies of Alcatel, and Alcatel and/or the Affiliated Companies of Alcatel will purchase, the products listed in annex 1 and annex 2 hereto at prices which will not exceed the ones given in annex 1 and annex 2.

2.4 If ST sells all or part of the assets and/or business of AME to any third party during the Term of this Agreement, then ST undertakes to obtain from such third party the same obligations as those set forth in this Article 2.

2.5 If ST sells all or part of the assets and/or business of AME to any third party during the term of this Agreement, then Alcatel undertakes to purchase, or cause its Affiliated Companies to purchase, (i)the products listed in annex 1 from that third party; and (ii) between 40% (included) and 60% (included) in aggregate value of such products listed in annex 2. The terms and conditions of those purchases shall be those of the volume purchase agreement ("VPA") signed between Alcatel and AME. Notwithstanding the provisions set forth in article 2.3 above, upon that third party's request, the prices listed in annexes 1 and 2 may be reviewed, subject to an audit of such third party's costs to be made by or for Alcatel and upon mutual agreement between Alcatel and such third party.

                                                                    CONFIDENTIAL

ANNEX 1

              QEACS                                                                               GEOMETRY   MAXIMUM PRICE
TYPE          ITEM               DESCRIPTION          ALCATEL PART NUMBER       SUPPLIER P/N        TURN     FOR THE TERM      CUR
----         -------   -----------------------------  -------------------       -------------     --------   -------------     ---
SCIC               8   18PC/LMA9095/100POFP           1AB02838AAAA                                    0.70            7.20     EUR
SCIC              56   CTC3/LCA100008/6BPLCC          1AB03547AAAA              PCTCA-PCT-01          1.50            2.39     EUR
SCIC              60   IPCL/LMA9239/144POFP           1AB0353OABAA              PIPCA-PO-01           1.00            4.60     EUR
SCIC              64   ORC2/LCA100106/16OPOFP         1AB03958ABAA                                    1.00           22.40     EUR
SCIC              95   TRABI/LCA100106/144CPGA        1AB04782AAAA                                    1.00          108.07     USD
SCIC              96   SOHMOOEMQECOOERASIC (ANOREW)   1AB05235AAAA              PANDA-PO-01           1.00           29.23     USD
SCIC             134   AGDEC2/12025/120CPGA           1AB03957AAAA              PAGDA-PG-01           1.00           30.00     EUR
SSIC             142   WCOWFP S12                     1A00391OABAA              PSEPO-PQ-01           3.00            4.57     EUR
SSIC          TB:153   MBULIC-PDIL S12                1AB03544AAAA              PBTMP-PD-01         BICMOS            3.00     EUR
SCIC             159   SMFT-2/LCA100056/160POFP       1AB03463ACAA              PSFMA-P0-01           1.00            8.70     USD
SSIC             161   TCF-PDIL S12                   1A003531BAAA              PBTTC-PD-01           3.00            1.10     EUR
SSIC             162   TCF-PLCC S12                   1AB03531BBAA              PBTTC-PCT-01          3.00            1.10     EUR
SCIC             162   VTCC/LCA100135/16OPOFP         1AB04566AAAA              PVTCA-PO-01           1.00           17.90     USD
SCIC             173   EXTMPV2/100056/100CPGA         1AB02802BAAA              PEXTA-PG-01           1.00           73.36     EUR
SCIC             174   EXTDMV3/100056/84PLCC          1AB02868ACAA              PXTDB-PC-01           1.00           66.06     EVR
SCIC             190   DTSCA/LCA100106/132CPGA        1AB01323ABAA                                    1.00           37.20     USD
SSIC         LTB:198   DSP-PDIL S12                   1AB04087AAAA              PBTSI-PD-01           2.50            2.00     EUR
SSIC             216   DPTC-PDIL S12                  1AB03920AAAA              PBTOO-PD-01           2.40            2.25     EUR
SSIC             218   DPTC-PDIL S12                  1AB03920ABAA                                    2.40            2.25     EUR
SSIC             221   OBCI-PLCC S12                  1AB03909ABAA              PSEOB-PCT-01          2.40            5.10     EUR
SSIC             241   UCLK-PDIL S12                  1AB03917ABAA              PUCLA-PD-01           3.00            0.85     EUR
SCIC             242   FSX/6206/20PDIL                1AB00665AAAA                                    1.00            1.87     EVR
SCIC             243   SIP/621B/4OPDIL                1AB00666AAAA              PSIAB-PD-O1           1.00            1.74     EVR
SSIC             250   TMTC-272 PBGA                  1AB14098AAAA                                    0.35           60.00     EUR
SSIC             261   IPCU-PLCC S12                  1AB04093ABAA              PIPCV-PCT-01          2.50            5.00     EVR
SCIC             329   TGTRS/LCA100006/68PLCC         1AB06478AAAA              PTGTA-PCT-01          1.00            2.47     EUR
SSIC             330   UIC-PDIL ISDN                  1AB03393BAAA              PUICD52-PD-01         1.50            3.90     EUR
SSIC             331   UIC-PLCC ISDN                  1AB03393BBAA                                    1.50            3.90     EUR
SCIC             333   AGEZC/LCA100011/84PLCC         1AB04075AAAA              PAGZB-PCT-01          1.00            3.65     EUR
SSIC             353   MSRA-CLCC ISDN                 1AB03354ABAA              PMSRA-PCT-01          0.70            8.00     EUR
SCIC             356   IC-ASIC*GA*NICA                1AB08349ABAA                                                    7.95     EUR
SCIC             362   IC-ASIC*SC*ULE                 1A013391ABAA                                    0.40            2.50     EUR
SCIC          4/2450   IC-ASIC*SC*LETAL16L            1AB14134ABAA                                    0.35           14.75     EUR
SSIC             400   ISE16 1060                     1AB00956AFAA              PISEA-EQ-01           0.70           44.00     EUR
SSIC             410   EST S12BB                      1AB08471ABAA              PESTA-EQ-01           0.70           29.00     EUR
SCIC             467   CRYSTAL/63.59SMM/128MOFP       1AB03369AAAA              PCRYB-PQ-01           0.70            8.85     EUR
SCIC             469   IC-ASIC-FC*LCIA-2AO3           1AB10294ABAA              PLCIA-PQ-01           0.70            9.50     EUR
SCIC             474   CRCC3/17*45SMM/68PLCC          1AB04354AAAA              PCRCB-PC-01           0.70            2.65     EUR
SCIC             501   MSX/32SMM/40PDIL               1AB00960AAAA                                    1.00            4.16     EUR
SCIC             517   SIBC-B/52SMM/84PLCC            1AB00925BAAA              PSIBD-PCT-01          0.70            6.26     EVR
SCIC             518   ABSYS-B/52.8SMM/68PLCC         1AB00924BAAA              PABYB-PCT-01          0.70            6.06     EUR
SCIC             732   SR155R/LCA 100031/160POFP      1AB06875AAAA              PISRA-PO-01           1.00           20.90     EUR
SCIC             766   IC-ASIC*GA*JECKEL III          1AB07980AAAA              PJGCA-PCT-01          1.00           17.84     USD
SCIC             865   FSX/6206/44POFP                1AB00665ABAA              PFSXA-PQ-01           1.00            1.70     EUR
SSIC             866   SIP/6218/44POFP                1AB00666ABAA              PSIAA-PQ-01           1.00            1.74     EUR
SSIC             448   FICA                           1A0125180001                                    1.20            2.25     EUR
SCIC            1200   SRS/LCA100073/12OPOFP          1AB08481AAAA              PSRSA-PQ-01           1.00           13.45     EUR
SCIC            1255   BUSARD/LCA1O0015/1OOPOFP       1AB08847AAAA              PBUSA-PQ-01           1.00            4.59     EUR
SCIC            1260   CBS/37.4SMM/120POFP            1AB05684AAAA              PCBSA-PQT-01          1.00            8.49     EUR
SCIC            1261   DPI/47SMM/8OPOFP               1AB05135AAAA              PDPIB-PQ-01           1.20            5.13     EUR
SCIC            1273   AGCRM/300030/144POFP           1AB10741AAAA              PAGRA-PQ-01           0.60            6.00     EUR
SCIC            1290   DOPIIAI/LCA100008/68PLCC       1AB09549AAAA              PDOPB-PCT-01          1.00            2.41     EUR
SCIC            1292   DTSCA2/LCA100135/144PPQF       1AB01323ACAA              PDTSA-EQ-01           1.00           24.50     EUR
SCIC            1400   LARA/LCA300236/144PQFP         1AB10801AAAA              PLARA-PQ-01           0.50           33.50     EUR
SCIC            1403   BULLWINKLE2/LCA300/256BG       1AB09069ABAA              PBULA-PB-01           0.60           38.70     USD
SCIC            1700   NOP/LCA100182/160PQFP          1AB05562AAAA              PNOPA-PQ-01           1.00           26.52     USD
SCIC            1933   P2REV3/LCA100/160POFP          1AB03382ACAA                                    1.00           31.95     USD
SCIC            1941   MERLIN/LCA100135/208EQFP       1AB11414ABAA              PMELB-EQ-01           0.60           38.00     EUR
SCIC            1943   S2231PM/LCA10235/160EQFP       1AB04458ACAA              PCCTA-EQ-01           1.00           60.50     EUR
SCIC            1944   BSCX/LCB300/24000FP            1AB03062ACAA              PBSCA-DQ-01           0.60           20.09     EUR
SCIC            I946   RTC2/LCA100020/28PLCC          1AB04048ABAA              PRTCA-PC-01           1.00            5.50     EUR
SCIC            1947   NHC/LCA300036/64PQFP           1AB11883AAAA              PNHCA-PQ-01           0.60            7.68     EUR
SCIC            1948   NX64DC/..../68PLCC             1A806444ABAA                                    0.80           45.60     EUR
SCIC            1956   MSJCN/.../68PLCC               lAB03117AEAA              PMSKA-PCT-01          0.70            2.47     EUR
SCIC            1986   GMAN3/LCAl00/208POFP           1A011727ACAA                                    1.00            8.34     USD
SCIC            2012   ROLF/100040/12OPOFP            1AB07927ABAA              PROLA-PQ-01           1.00           16.19     EUR
SCIC            2013   MX2-34/LCA100084/144CPGA       1AB06104ACAA              PMUXU-PG-01           1.00           40.00     EUR
SCIC            2026   IC-ASIC*SC*ACBT2               1AB04070ABAA              PACTA-PQ-01           0.60           19.67     EUR
SCIC            2029   IC-ASlC*GA*AGUTR2              1AB04072ACAA              PAGAA90-01            1.00            9.32     EUR
SCIC            2031   IC.ASIC*GA*AGCRD2              1AB04072ACAA              PAGCA-PQ-01           1.00            9.25     EUR
SCIC            2035   IC-ASIC*GA*RGMT3               1AB05050ADAA              PRGMA-PQ-01           0.60            6.70     EUR
SCIC            2036   IC-ASIC*GA*PENELOPE            1AB05572AAAA              PPENA-EQ-01           1.00           29.75     USD
SCIC            2037   IC-ASIC*GA*ULYSSES             1AB05573AAAA              PULYA-EQ-01           1.00           33.17     USD
SCIC            2039   IC-ASIC*GA.TGILM2              1AB06476ABAA              PTGIA-PCT-01          0.60            4.87     EUR
SCIC            2040   IC-ASIC*GA*TGIEX2              1AB06477ABAA              PTGXA-PQ-01           0.60            6.55     EUR
SCIC            2042   IC.ASIC.GA.TRIMMER2A01         1AB06582ABAA              PTRIB-PCT-01          0.60            5.46     EUR
SCIC            2083   IC-ASIC*SC*RGLRH               1AB10600ABAA              PRGLA-PB-01           0.60           59.00     EUR
SCIC            2084   IC-ASIC*SC*RGTRl2              1AB10601ABAA              PRGIA-PO-01           0.50           40.80     EUR
SCIC            2093   IC-ASIC*SC*BART                1AB11022ABAA                                    0.50           28.35     USD
SCIC            2109   IC-ASlC*SC*BASE ASIC 2G        1AB12444ABAA                                    0.60            6.36     EUR
SCIC            2112   IC-ASIC*GA*BIC                 1AB12677AAAA              PBICB-PQ-01           0.60            6.27     EUR
SCIC            2123   IC-ASIC*SC*UBAC                1AB13247AAAA              PUBAA-PQ-01           0.50            7.00     EUR
SCIC            2136   IC-ASIC*SC*TRANS               1AB14007AAAA              PTANA-PQ-01           0.50            8.00     EUR
SCIC            2141   IC-ASIC*SC*WINDI               1AB14519AAAA              PWINA-PB-01           0.35           17.00     EUR
SCIC            2203   IC-ASIC*NINA                   1AB16146AAAA              TNIA                  0.25           31.00     EUR
SCIC            2204   IC-ASIC*S.MARIA                1AB16148AAAA              TSMA                  0.25           57.00     EUR
SCIC            2205   IC-ASIC*ELLEN                  1AB15785AAAA              ELLA                  0.35           15.20     EUR
SCIC            2315   IC.ASIC*SC*DILBERT2            1AB10812ACAA                                    0.50           24.00     USD
SCIC            2420   XBUS22                         1AB03967ADAA                                    1.00           24.50     EUR
SCIC            2421   AS0322                         1AB04076ABAA                                    1.00           39.50     EUR
SCIC            2422   HDL322                         1AB04078ABAA                                    1.00           39.50     EUR
SCIC            2426   TGBUS2                         1AB05974ACAA                                    0.80            5.85     EUR
SCIC            2436   LARA2                          1AB10801ABAA                                    0.60           36.80     USD
SCIC            2444   MR                             1AB13193ABAA                                    0.40            3.35     EUR
SCIC            2447   DGGMP/2                        1AB13728ABAA                                    0.60            9.47     EUR
SSIC            2454   BBIBS                          1AB16399AAAA                                    0.35           16.00     EUR
SCIC            2458   PBIB2A2                        1A803171ADAA                                    1.00            2.70     EUR
SCIC            2459   MSRA2A2                        1AB03354ACAA                                    1.50            8.00     EUR
SCIC            2504   MERCULES/CMOS/PBGA388          1AB16572AAAA                                    0.25           34.70     EUU
SCIC            2512   XMETRO3/CMOS/POFP1OO           1AB06652ABAA                                    1.00           20.00     EUR
SCIC            2522   MTC-20278PQ/QFP80              1AB136120004              MTC20278                             15.30     EUR
SCIC            2565   IC-ASIC*SC*IRIS                1AB16043AAAA                                    0.35            4.50     EUR
SCIC            2586   IC-ASIC*GA*DMX-2/34            1AB06104ABAA                                                   48.60     USD
SCIC                   DENAU                          1AB16154AAAA                                                  100.00     EUR
SCIC                   OSIRIS                                                   OSIA                                  3.65     EUR
SCIC                                                  1AB08117ADAA              MXDB                  0.50           60.80     USD
SCIC                   FILOMENA                                                                       0.35           18.50     EUR
SCIC                   PERSEO                                                                         0.18           25.36     EUR
SCIC                   CARBONERA                                                                      0.18           72.35     EUR
SCIC            2034   IC-ASIC*GA*TGRDP               1AB04931ABAA                                    1.00            3.78     EUR

                                  CONFIDENTIAL

ANNEX 2

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               MAXIMUM
           QEACS                                                                                 GEOMETRY   PRICE FOR THE
TYPE       ITEM            DESCRIPTION                      ALCATEL PART NUMBER   SUPPLIER P/N     (UM)          TERM        CUR
--------------------------------------------------------------------------------------------------------------------------------
SCIC        25          TRAC/40SMM/68PLCC                    1AB03916BBAA         PTRAA-PCT-01    0,70           2,35        EUR
SCIC        48          MTR-B/LMA9020/22PDIL                 1AB03118ABAA         PMTRB-PD-01     1,50           0,80        EUR
SSIC       108          SWEL-PLCC S12                        1AB02973AAAA         PBTSX-PCT-01    0,70           4,30        EUR
SCIC       131          AGDEC2/12025/144PQFP                 1AB03957ABAA         PAGDA-PQ-01     1,00           4,93        EUR
SSIC       133          QUAP9-PLCC S12                       1AB03911CAAA         PQUAQ-PCT-01    0,70           3,60        EUR
SSIC       200          4CDSP-PLCC S12                       1AB04091BAAA         PBTFF-PCT-01    0,70           2,30        EUR
SSIC       420          RSLIC S12/ALCV                       1AB09316ABAA         PRSLA-PCT-01    dbmos 3        2,30        EUR
SSIC       421          HDSP  S12/ALCV                       1AB09314ABAA         PHDSA-PCT-01    0,50           4,40        EUR
SSIC       423          OASP  S12/ALCV                       1AB09315AAAA         POASA-PCT-01    0,70           4,25        EUR
SSIC       437          INTI  S12                            1AB11378ACAA         PINTA-PQ-01     0,50           5,35        EUR
SSIC       446          EFTI  S12                            1AB11377ACAA         PEFTA-PQ-01     0,50          27,00        EUR
SSIC       460          IC-ASIC-FC*HDSPE2                    1AB09314ACAA                         0,50           4,40        EUR
SCIC       470          CATS/28.35SMM/44PLCC                 1AB04464AAAA                         0,70           1,90        EUR
SSIC       564          OASP TQFP Litespan                   1AB09315ABAA         POASA-TQT-01    0,70           4,25        EUR
SSIC       565          RSLIC TQFP Litespan                  1AB09316ACAA         PRSLB-TQT-01    dbmos 3        2,30        EUR
SCIC       600          STLC54155/QFP48/BICMOS               1AB171070001                                        5,55        EUR
SCIC      2021          IC-ASIC*SC*CTCF                      1AB01859ACAA         PCTFA-PCT-01    0,70           1,13        EUR
SCIC      2025          IC-ASIC*SC*MSJ-C                     1AB03117AFAA         PMSJC-PCT-01    0,70           2,35        EUR
SCIC      2033          IC-ASIC*GA*RGTR2                     1AB04836ABAA         PRGTA-PCT-01    0,70           2,00        EUR
SCIC      2200          IC-ASIC*CIVETTA2                     1AB15654AAAA         CIVA            0,25           34,6        EUR
SCIC      2201          IC-ASIC*CRISTALLO 3.0D               1AB15080ABAA         CRIA            0,25          52,00        EUR
SCIC      2412          ASIC*SC*TRAC-2B20                    1AB03916BBAB                         0,70           2,35        EUR
SCIC      2457          MSJ-B                                1AB03117ADAA                         0,70           2,45        EUR
SCIC      2502          CIVETTA22B/CMOS/PBGA388 see 2000     1AB15654ABAA                         0,25           34,6        EUR
SCIC      2520          ESWA/QFP64/-20+85C                   1AB152790001         ESWA                           2,45        EUR
SCIC      2562          IC-ASIC*SC*CRISTALLO30D              1AB15080ACAA                         0,25          52,00        EUR
SCIC      2585          IC-ASIC*SC*SCILIAR                   1AB15080AEAA                         0,25          52,00        EUR
SSIC       272          ILC-44PLCC S12                              1AB03162BBAA                  1,50           4,05        EUR
SSIC       358          VCOS                                        1AB03918ABAA                  1,50           0,80        EUR
SCIC       375          IC-ASIC*SC*MARMOLADA2                       1AB15354AAAA                  0,25          62,50        EUR
SCIC      2506          MARMOLADA3/CMOS/TBGA576                     1AB15354ABAA                  0,25          62,50        EUR
           566          TMT-2A                                      1AB10326ADAA                  0,70          85,00        EUR
SCIC      2027          IC-ASIC*GA*AGMG12                           1AB04071ABAA                  1,00          27,80        EUR
SCIC      2028          IC-ASIC*GA*AGUTR2                           1AB04072ABAA                  1,00          34,75        EUR
SCIC      2030          IC-ASIC*GA*AGMG22                           1AB04073ABAA                  1,00           4,00        EUR
SCIC      2032          IC-ASIC*GA*AGLOC2                           1AB04077ABAA                  1,00           2,40        EUR
SCIC      2418          IC*ASIC SC,IGTRU                            1AB02074ACAA                  0,60           3,90        EUR
          1201          NAIC2/LCA100033/84PLCC                      1AB02120AAAA                  1,00           7,00        EUR

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement is entered into between Alcatel Microelectronics N.V., a Belgian company ("AME") and AMI Semiconductor, Inc., a Delaware company ("AMI") this 26th day of June 2002.

         WHEREAS, Pursuant to the terms and conditions of a Business Purchase Agreement (the "BPA"), dated May 8, 2002 among AMI, STMicroelectronics NV, a corporation incorporated and existing under the laws of the Netherlands ("ST"), AMI Semiconductor Belgium BVBA, a corporation incorporated and existing under the laws of Belgium ("BVBA") and AME (which will become a party to the BPA on the Completion Date (as defined in the BPA)), ST and AME are contemporaneously with the execution and delivery of this Agreement selling to AMI and certain of its Affiliates the Mixed Signal Business (the "MSB" as defined in the BPA) of AME.

         WHEREAS, pursuant to Section 3.1(j)of the BPA, AME is required to assign the Volume Purchase Agreement Number 2002-245 For Semiconductor Customized Products between Alcatel, a French societe anonyme ("ALCATEL") and AME effective as of 1 January 2002, a copy of which is attached hereto (the "VPA").

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

AME hereby assigns the VPA and all rights and obligations thereunder to AMI and AMI accepts such assignment and assumes all obligations thereunder arising after the date hereof. As a consequence, neither AME nor ST shall be liable to Alcatel and AMI or its Affiliates for any liability, losses, damages, costs and expenses arising out of or in connection with the VPA arising after the date hereof.

This Agreement shall be governed by the laws of the Republic of France.

ALCATEL MICROELECTRONICS N.V.

By: /s/ Y. DE BUSSCHOP
    ------------------

Name: Y. DE BUSSCHOP

Title: GENERAL COUNSEL

AMI SEMICONDUCTOR, INC.

By: /s/ Christine King

Name: Christine King

Title: President & CEO

The foregoing assignment is acknowledged and consented to by Alcatel, a French societe anonyme

ALCATEL

By: /s/ Thierry Paul-Dauphin
    ------------------------

Name: Thierry Paul-Dauphin

Title: CPS V.P.

                            VOLUME PURCHASE AGREEMENT
                                NUMBER 2002-245
                      FOR SEMICONDUCTOR CUSTOMIZED PRODUCTS

This Agreement is made and entered into the FIRST day of January 2002.

BETWEEN

Alcatel, a French societe anonyme with registered office at 54 rue la Boetie, 75008 Paris, France (hereinafter "Alcatel") acting on behalf of its Subsidiaries (hereinafter "Purchasers").

AND

Alcatel Microelectronics N.V. a company organized and existing under the laws of Belgium with registered offices at Westerring 15, 9700 Oudenaarde Belgium (hereinafter "AME")

Whereas Purchasers desire to place one or more purchase orders for the Customized Products under the specific terms and conditions set forth by this Volume Purchase Agreement (hereinafter "VPA").

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.0     DEFINITIONS

     The following terms shall have the meaning set forth hereafter:

     1.1  "Purchaser" shall mean any Subsidiary of Alcatel, except AME.

     1.2 "Subsidiary" shall mean any company in which either party owns directly or indirectly more than fifty percent (50%) of the voting stock or equivalent voting rights.

     1.3 "Product" shall mean the semiconductor devices designed according to Purchaser specification and listed in Exhibit A attached hereto.

     1.4 "Foundry" shall mean a silicon wafer foundry company whose principal business is wafer supply starting from customer's own tooling.

2.0     SCOPE

     2.1 This VPA shall apply to any purchase order placed by Purchaser with AME during the term as well as by the Purchaser's contract manufacturers and logistic service providers as shall be indicated by the Purchaser or Alcatel. This Agreement shall also apply to purchase orders already placed for delivery from 1st January until 31st December 2002.

     2.2 Quantities indicated in Exhibit A represent the forecast of Purchaser's requirements for delivery during 2002.

3.0     ISSUANCE OF ORDERS

     3.1 Commitments to purchase hereunder from AME shall only be made by means of purchase orders. All purchase orders shall refer to this VPA. Additional terms and conditions contained in any such purchase order shall be in addition to the terms and conditions of this VPA. In the event of and to the extent of any inconsistency, the terms and conditions of this VPA shall take precedence over any such additional terms.

     3.2 Individual purchase orders placed by any Purchaser shall be executed and performed under the sole responsibility and liability of such Purchaser. Alcatel shall not be held liable for the performance or non-performance or otherwise of any such purchase orders and shall not have any liability for damages resulting from any act or omission of a Purchaser.

     3.3 The minimum order value and quantity shipment shall be Two Thousand and Five hundred (2500) Euro or the equivalent amount in US dollars per line item or as specified in Exhibit A.

     3.4 AME will acknowledge or reject the Purchase Order within three (3) working days.

4.0     PRICE AND PAYMENT TERMS

        4.1  Price and Delivery Incoterms

        4.1.1 AME shall invoice Purchaser at the prices set forth in Exhibit A. The prices stated in Exhibit A are the prices for all Products. The prices set forth in Exhibit A are stated in Euro or in US dollars and are not applicable to samples (before Alcatel RO release). In case of substantial change of the market conditions, AME and Alcatel agree to renegotiate the prices.

        AME shall deliver the Products according to the following Incoterms
        2000:

        (i)      DDP to the Purchasers' factories in EU

        (ii)     DDU to the Purchasers' factories in Europe non EU

        (iii) FCA for deliveries to the Purchaser's factories in the rest of the World.

        4.1.2 Purchaser will purchase the Products' from AME subject to being competitive in quality, lead time, delivery and technical performance.

     4.2 Payment terms

     4.2.1 Payments shall be made in Euro or in US Dollars, unless otherwise agreed by AME and Purchaser.

     In this later case, the exchange rule will be as follows: if during three
     (3) consecutive months the average exchange rate varies by more than five percent (5%) Purchaser shall notify AME before the 10th of the month of the variation (M). The new exchange rate will be implemented for the Purchase orders placed from the first day of the following month (M+1) and for deliveries starting the first day of M+2.

                  1 Euro = 0,895 USD

     4.2.2 Payment shall be made to AME within sixty (60) days after date of AME's invoice and any other required documents as specified in the applicable Purchase Order, unless otherwise locally agreed between AME and Purchaser.

5.0 DELIVERY - LEAD TIME - DELAY

          5.1 AME and Purchaser will work together to put in place Vendor Managed Inventory programs in order to meet Alcatel flexibility requirements and to reduce delivery lead time. Such programs will be defined and implemented between AME and Purchaser on a local basis, considering the following Alcatel specifications:

          - consignment Stock Rev 1.b dated May 25, 1998

          - JIT 48 hours Rev 1.b dated May 25, 1998

          5.2 In case of foreseen delay in the delivery date as agreed between the Parties, AME shall immediately notify Purchaser and if delivery is delayed by more than five (5) working days beyond the agreed delivery date AME shall ship the delayed Products by express freight at AME's expenses on the sixth (6) day or at any other mutually agreed date. If AME does not deliver on the sixth (6) day or at any other mutually agreed delivery date, Purchaser may apply as liquidated damages a sum amounting to one percent (1%) of the amount of the delayed order per week of delay not to exceed five percent (5%) of the same.

          Further, beyond three (3) weeks of delay on the agreed delivery date, Purchaser may cancel the affected order at no charge or compensation whatsoever.

          5.3 Forecast:

          Forecast resolution is per week at least for the first eight (8) weeks. Beyond, these eight (8) weeks, forecast resolution may be given per month.

          Purchaser shall provide AME in average twice a month with an updated rolling forecast with a minimum of nine (9)months horizon. In case of absence of updated forecast, the previous forecast shall be re-conducted and automatically be validated as the current forecast.

          EDI shall be used with all of the Purchaser's factories, if available.

          5.4 Unless otherwise locally agreed, Purchaser and AME will implement either option 1 or 2 of the following delivery lead time schedule as shall be selected and notified by Purchaser. Failing any notification or local agreement option 1 will apply.

     -    option 1 : Make to Order Model

          Purchase order leadtime twelve (12) weeks. Purchaser liability is limited to accepted purchase orders. Reschedule is authorized in accordance with section 5.6 and order cancellations in accordance with section 5.5 without any liability on forecasted volumes.

     -    option 2 : Make to Forecast Model

          Manufacturing cycle time of twelve (12) weeks and purchase order lead-time of four(4) weeks subject to rescheduling as per section 5.6.

          Start of Manufacturing will be made in accordance with the forecasts for the next twelve (12) weeks.

          Purchaser liability is limited to accepted purchase orders and to twelve (12)weeks forecasted volumes as well as to the buffer stock if any. Reschedule is authorized in accordance with section 5.6 and order and forecast cancellations in accordance with section 5.5. In addition, Purchaser and AME may agree upon the conditions of a buffer stock to be maintained by AME. Unless otherwise locally agreed such buffer stock shall be equal to Forty percent (40%) of the quantities of the next Eight (8) weeks, and will be recalculated each time a forecast is issued.

          The period during which AME will put in place the first buffer stock shall not exceed the manufacturing cycle time.

          Buffer Stock replenishment shall be in accordance with the manufacturing cycle time and will not exceed twelve (12) weeks.

     5.5  Cancellations

     -    Option 1 : Make to Order Model

               Purchaser may cancel a Purchase Order at any time, prior to the original agreed delivery date with a written notice to AME, subject to the payment of cancellation charges for finished Products, Product in assembly and Product on wafer state. For the purpose of this provision and considering a manufacturing cycle time of twelve weeks, the Products on wafer state shall mean those Products under manufacture in progress during the First to the Eighth week, the products in assembly between the end of the Eighth week until the end of the tenth week, the finished Product between the Tenth and the Twelfth week.

               The state of the Products will be determined after Purchaser's review and possible audit but cancellation charges will never exceed the following maximum percentage of price:

               -100 % of the price of the purchase order, for Finished Product.

               -70 % of the price of the purchase order, for Product in assembly

               -50 % of the price of the purchase order, for Product on wafer state.

     -    Option 2 : Make to Forecast Model

               Purchaser may cancel a purchase order at any time prior to the original agreed delivery date or the requested delivery date in case of forecast with a written notice to AME, subject to the payment of cancellation charges for finished Products, Product in assembly and Product on wafer state. For the purpose of this provision and considering a manufacturing cycle time of twelve weeks, the Products on wafer state shall mean those Products under manufacture in progress during the First to the Eighth week, the products in assembly between the end of the Eighth week until the end of the tenth week, the finished Product between the Tenth and the Twelfth week.

               The state of the Products will be determined after Purchaser's review and possible audit but cancellation charges will never exceed the following maximum percentage of price :

               -100 % of the price of the purchase order or the price of the forecasted quantities as set forth in Exhibit A, for Finished Product

               -70 % of the price of the purchase order or the price of the forecasted quantities as set forth in Exhibit A, for Product in assembly

               -50 % of the price of the purchase order or the price of the forecasted quantities as set forth in Exhibit A, for Product on wafer state.

               Notwithstanding the above, Purchaser shall retain the right to decrease significantly or cancel the forecast without being liable for any cancellation charges if the decreased or cancelled quantities is to be delivered within the next six (6) months.

               AME shall immediately cease to incur expense against the cancelled purchase order or the cancelled forecast and in particular through the use of Buffer Stock if any upon agreement with Purchaser.

     5.6 Up to two (2) weeks before the agreed delivery date, Purchaser may reschedule orders without liability for any rescheduling charges, provided that two (2) reschedules only are authorized but only for a delivery at the latest at the end of the next calendar quarter but in no event later than December 31, 2002. Rescheduled orders cannot be canceled.

6.0 ACCEPTANCE

     6.1 All Products purchased hereunder are subject to Purchaser's acceptance procedure within thirty (30) days of delivery. AME will provide Purchaser with all reasonable assistance and information that it may require in performing its acceptance tests.

     6.2 Without prejudice to any other rights, if AME delivers Products which do not conform with the specification, Purchaser shall be entitled to reject the Products. All rejected Products will be returned to AME at AME's risk and expenses with Purchaser's written statement of rejection.

     6.3 If Purchaser fails to notify AME of any non-conforming delivery, including but not limited to notification with respect to shortages, incorrect part or other inconsistencies within said thirty (30) days the Products will be deemed accepted.

7.0 WARRANTY

     7.1 AME warrants the Products against defective materials or workmanship for a period of one (1) year from the date of delivery. AME further warrants that the Products will conform to the Purchaser's specifications. The liability of AME under this warranty is limited at AME's option solely to repair the Product, to send replacement Product or, if none of these alternatives are feasible, to refund Purchaser the price actually paid for the Products returned to AME provided that the RMA procedure as described in Exhibit C is followed. AME shall warrant repaired or replaced Products under the same conditions as above for a period expiring with the initial warranty period or six (6) months after delivery of such repaired or replaced Products, whichever is later.

     7.2 AME shall propose a corrective action plan no later than within ten
     (10) days following receipt of Purchaser's notification. If AME's responsibility is proven and AME chooses to replace, AME shall replace the Products which are non conforming within five (5) working days of receipt of Purchaser's notification unless otherwise locally agreed.

8.0 FAILURE ANALYSIS

     At Purchaser's discretion, Purchaser shall request AME to perform failure analysis of defective Product. Purchaser shall provide samples of the defective Product together with supporting data detailing the nature of the defect. Purchaser failure analysis capability and traceability procedures shall be sufficient to enable him to define and implement effective corrective actions. AME shall perform initial testing of the rejected Products and shall notify Purchaser of the results of such testing. Should AME confirm Purchaser's complaint, then AME shall conduct a thorough analysis of the rejected Product and shall provide Purchaser with a complete final report detailing the root cause and the actions to be taken to remedy it.

9.0 QUALITY

     9.1 QUALITY CERTIFICATION

     AME is responsible for utilizing processes, in the production of the Products and services covered in this Agreement, that are certified to ISO 9000.

     9.2 QUALITY REQUIREMENTS

     AME is responsible for insuring that Products furnished hereunder by AME have undergone or have been subject to quality control activities and procedures, which may include performance measurements, testing, quality process reviews or inspections. The quality control system shall provide for the early and prompt detection of actual or potential material deficiencies, trends or conditions which could result in unsatisfactory quality, and for timely and effective corrective action.

     AME is responsible for insuring that its suppliers and subcontractors maintain a quality system that supports the ISO 9000 quality system requirements.

     Purchaser is entitled to conduct audits at AME's factories with, not less than, ten(l0) days prior written notice to AME. Types of audits that may be conducted include, but are not limited to, quality system audits, product specific audits, and process audits.

     Nothing contained herein will diminish AME's obligation to deliver defect-free material, warranty, or any other provision of this VPA.

     In addition, AME is responsible for complying with additional quality and environmental standard requirements as designated by any local agreements between AME and Purchaser.

     9.3 ENVIRONMENTAL REQUIREMENTS

     AME is responsible for complying with industry standards regarding environmental care as well as with the specific standards required in the region where AME operates. Purchaser reserves the right to invoke the requirement for ISO 14000 registration with a specified timeframe for compliance.

AME agrees to provide Purchaser with plans and status for meeting the Lead Free European regulations. AME agrees to respond in a timely manner to requests from Purchaser for information necessary to determine compliance of Purchaser's product to Lead Free regulations.

10.0 VPA COORDINATION, BUSINESS REVIEWS

     10.1 The respective VPA coordinators for Alcatel and AME are:
     For Alcatel:                  For AME:

     Name :  N. Chastel                             Name :  Lieven Van Lembergen
     Title : ASIC Working                           Title : Telecom Key
             Group Director                                 Accounts Manager

     10.2 The Purchaser's Sourcing and Contracting Managers (listed Exhibit B) and AME's local representatives will hold regular business reviews, at least one per calendar quarter. These reviews will include:

          10.2.1 REPORT ON ORDERS (prepared by Purchaser)

               Past months and cumulated from 1st January (quantities and values)

               - Per Product

               - Totals

               - Forecast for next nine (9) months, grouped per month

          10.2.2 REPORT ON DELIVERIES (prepared by AME)

               Past months and cumulated from 1st January (quantities and values)

               - Per Product

               - Totals

               - Expected delivery bottlenecks, for next 6-9 months

          This Business Review shall result in an agreed action plan in order to achieve the commitments agreed in this VPA.

11.0 CHANGE OF PRODUCTION - DISCONTINUANCE

     11.1 AME shall have the right to allocate the production of any Product between its various qualified production facilities and at any time to re-allocate such production to such other facilities provided that AME shall give a three (3) months prior notice to Purchaser of any such intent. However, AME shall not discontinue production in any existing qualified facility before nine (9) month after such notification or until the Purchaser has qualified the proposed new facility (manufacturing process and Product) whatever is earlier.

     11.2 In the event that AME decides to discontinue completely the manufacture of any Product, AME shall give Purchaser with a copy to the Alcatel coordinator twelve (12) months prior end-of-life notice of such discontinuance and accept orders from Purchaser within the twelve (12) months following the date of notice.

     11.3 Purchaser will have the right, in case of AME deciding to discontinue completely the manufacture of a Product, to designate in writing another source for the production and supply of the Product. Subject to receipt by AME of a specific written request from Purchaser, AME will make available to Purchaser and/or a Foundry nominated in writing by Purchaser the following data :

     Technology documentation
     Functional documentation
     Test programs

     11.4 In the event that AME decides to change the form, fit, function, composition, or any process related to manufacture or procurement of any Product, AME shall give Alcatel a six (6) month prior written notice including all affected AME part numbers, regardless of sales history to Alcatel. AME shall accept orders, for the unchanged products from Purchasers within the six (6) months following the date of notice. In the event this change is not acceptable to Alcatel, Alcatel will notify AME and AME will be obligated to provide Alcatel with a replacement product.

     11.5 Any notices issued by AME relating to the above shall be delivered electronically (email) to :

     [Actual name of each commodity]
     Purchasing Manager
     Technical Commodity Manager
     Working Group Manager
     [WLM@alcatel.**] - for Alcatel Europe
     SPCN@usa.alcatel.com - for all of Alcatel USA ccec@cid.alcatel.com - for Alcatel Canada
     [and any others defined at the time]

     AME shall also provide notices to any others requesting same.

12.0 EPIDEMIC FAILURE

     12.1 If a Product develops an epidemic failure, AME shall investigate the cause of the failure and deliver to Purchaser a corrective action plan, no later than ten (10) days as of the date of receipt of Purchaser's written notice. The action plan shall indicate the time for the remedy of the defect.

     Epidemic failure shall mean the occurrence of the same defect in any two percent (2%) of the Products within three (3) consecutive delivered lots assuming the Product is used in accordance with its specifications.

     12.2 Pending the correction of the epidemic failure, Purchaser shall be entitled (i) to postpone or cancel at no charge the delivery of any outstanding orders - and (ii) at its election either to return the defective Products already delivered as well as its stocks of Products for replacement free of charge or to be reimbursed of the same.

     AME shall collect at its own costs and expenses the defective Products at Purchaser's premises and shall deliver the new Products at Purchaser's premises.

     12.3 AME shall indemnify Purchaser for the direct costs and expenses incurred by Purchaser. AME 's liability shall be limited to five million (5.000.000) euro per damage event.

     12.4 In the event that the epidemic failure is of such nature as to affect all the Products delivered under manufacture or to be delivered under all the Purchase orders placed by Purchasers, then the rights granted to Purchaser shall be deemed to apply to all the Purchasers under this VPA irrespective of whether the epidemic failure has only developed in the Products included or delivered further to one Purchase order only.

13.0 Intellectual Property Indemnity

     AS long as AME will belong to the Alcatel Group, the General Relations Agreement which AME has entered into on January 1, 1997 will apply.

     In the event AME does no longer belong to the Alcatel Group, AME and Alcatel shall negotiate in good faith an intellectual property indemnification clause

14.0 LIMITATION OF LIABILITY

     To the maximum extent permitted by law and except as otherwise provided in this Agreement, under no circumstances and under no legal theory whether in tort (including negligence) contract or otherwise shall either AME or Purchaser be liable to the other for any special indirect, incidental or consequential damages incurred by the other resulting from or arising out of or in connection with a Purchase order or this VPA even if the other party has been informed of the possibility of these damages.

15.0 FORCE MAJEURE

15.1 Neither AME nor Purchaser shall be liable for the nonperformance of any of its obligations, if and to the extent only that such nonperformance is caused by an event of force majeure, which means an even that is unforeseeable, which could not be prevented and beyond the reasonable control of the Parties.

15.2 A party claiming a force majeure event shall give written notice to the other party within seven (7) days from the date of occurrence thereof.

15.3 Delivery of all affected Products shall be made on a revised delivery date (to be mutually agreed upon by and between the parties), that shall at least take into account he delay incurred.

15.4 By reason solely of force majeure neither AME nor Purchaser shall (i) be entitled to terminate an order; or (ii) shall have any claim for liquidated or other damages against the other in respect of such delay in performance on nonperformance.

16.0 CONFIDENTIALITY

       The terms and conditions of this VPA, including pricing, are confidential to both parties. Neither party shall disclose such confidential terms of this Agreement to the public or any third party without the prior written consent of the other.

       Prior to any exchange of confidential information AME and Purchaser shall enter into a Non Disclosure Agreement.

17.0 ASSIGNMENT

       This VPA may not be assigned by AME without the prior written consent of Alcatel.

18   GENERAL

       18.1 The laws of France shall govern this VPA. As long as AME will belong to the Alcatel group, any dispute arising out of this VPA or its implementation shall be submitted to the general management of Alcatel. In the event AME does no longer belongs to the Alcatel group, any dispute arising out of this VPA or its implementation and unless amicably settled between the parties, shall be submitted to the exclusive jurisdiction of the Tribunal de Commerce de Paris ( Commercial Court of Paris), France. With respect to the Purchase Orders, the laws of the Purchaser's country shall govern the purchase orders. Any and all disputes arising out of or in connection with a purchase order or its implementation, performance or interpretation, and unless amicably settled between AME and Purchaser, shall be submitted to the general management of Alcatel as long as AME belongs to the Alcatel group. In the event AME no longer belongs to the Alcatel group, such dispute shall be submitted to the exclusive jurisdiction of the courts of the Purchaser's country.

       18.2 No delay or failure by either party to act in the event of a breach or default hereunder shall be construed as a waiver of that or any subsequent breach or default of any provision of this VPA.

       18.3 If any part, term or provision of this VPA is declared unlawful or unenforceable, by judicial determination or performance, the remainder of this VPA shall remain in full force and effect.

       18.4 Any terms of this VPA which by their nature extend beyond expiration or termination of this VPA, shall remain in effect until fulfilled and shall bind the parties and their legal representatives, successors, heirs and assigns.

       18.5 The headings contained in this VPA are for reference purposes only and shall not affect in any way the meaning or interpretation of this VPA.

       18.6 AME and Purchaser shall comply, at their own expense, with all applicable federal, state and local laws, regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to export and re-export. Purchaser agrees that it is responsible for obtaining required government documents and approvals prior to export and re-export of any commodity, machine, software or technical data.

         This Agreement has been executed in two (2) counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

For Alcatel:                                 For Alcatel Microelectronics N.V.:

Signature: /s/ Paul Jauphin T                Signature: /s/ JOHAN DANNEELS
           -------------------------                    ------------------------
Name:      Paul Jauphin T                    Name:      JOHAN DANNEELS
Title:     Vice President Components         Title:     CEO
Date:      21 March 2002.                    Date:      April 22, 2002

ALCATEL Semicustom SCIC 2002

                                               ESTIMATED
                                               QUANTITY
ITEM       ITEM DESC            BULKUP CODE      (KPCS)       AME PARTNU    PRICE     CURRENCY
   8 IBPC/LMA9095/100PQFP       1AB02838AAAA     50.676      ............     7.2        euro
  25 TRAC/40SMM/68PLCC          1AB03916BBAA        7.6      PTRAA.PCT.01    2.35        euro
  48 MTR.B/LMA9020/22PDIL       1AB03118ABAA     129.52      PMTRB.PD.01      0.8        euro
  56 CTC3/LCA100008/68PLCC      1AB03547AAAA     19.158      PCTCA.PCT.01    2.39        euro
  60 IPCL/LMA9239/144PQFP       1AB03530ABAA     145.84      PIPCA.PQ.01      4.6        euro
  64 QRC2/LCA10010B/160PQFP     1AB03958ABAA      3.227      ............    22.4        euro
  96 ANDREW                     1AB05235AAAA         11                     29.23        USD
 131 AGDEC2/12025/144PQFP       1AB03957ABAA     30.632      PAGDA.PQ.01     4.93        euro
 134 AGDEC2/12025/l20CPGA       1AB03957AAAA        2.8      PAGDA.PG.01       30        euro
 173 EXTMPV2/100056/100CPGA     1AB02802BAAA        0.1      PEXTA.PG.O1    73.36        euro
 174 EXTDMV3/100056/84PLCC      1AB02866ACAA        0.1      PXTDB.PC.01    66.02        euro
 190 DTSCA                      1AB01323ABAA        3.8                      37.2        USD
 243 SIP/6218/40PDIL            1AB00666AAAA          9      PSIAB.PD.01     1.74        euro
 329 TGTRS/LCA100006/68PLCC     1AB06478AAAA     21.252      PTGTA.PCT.01    2.47        euro
 333 AGEZC/LCA100011/84PLCC     1AB04075AAAA     36.624      PAGZB.PCT.01    3 55        euro
 356 IC.ASIC*GA*NICA            1AB08349ABAA      3.809      ............    7.95        euro
 362 IC.ASIC*SC*ULE             1AB13301ABAA        230      ............     2.5        euro
 364 IC.ASIC*SC*LETAL 15L       1AB14134ABAA       5.34      ............   14.75        euro
 375 IC.ASlC*SC*MARMOLADA2      1AB15354AAAA      37.12      ............    62.5        euro
 467 CRYSTAL/63.59SMM/128MQ     1AB03369AAAA        120      PCRYB.PQ.01     8.85        euro
 470 CATS/28.35SMM/44PLCC       1AB04464AAAA        260      ............   1.900        euro
 474 CRCC3/17*45SMM/68PLCC      1AB04364AAAA     80.238      PCRCB.PC.01     2.65        euro
 517 SIBC.B/52SMM/64PLCC        1AB00925BAAA         27      PSIBD.PCT.01    6.26        euro
 518 ABSYS.B/52.8SMM/68PLCC     1AB00924BAAA         30      PABYB.PCT.01    6.06        euro
 600 STLC54155/QFP48/BICMOS     1AB171070001       31.5      ............    5.55        euro
 732 SR 155R/LCA100031/160PQF   1AB06875AAAA      0.352      PISRA.PQ.01     20.9        euro
 865 FSX/6206/44PQFP            1AB00665ABAA         38      PFSXA.PQ.01      1.7        euro
 866 SIP/8218/44PQFP            1AB00666ABAA         38      PSIAA.PQ.01     1.74        euro
 ??? MTC20172PC                 1AB125180001        260      FICA            2.25        euro
1200 SRS/LCA100073/120PQFP      1AB08451AAAA      22.92      PSRSA.PQ.01    13.45        euro
1201 NAIC2/LCA100033/84PLCC     1AB02120AAAA      1.216      PFLEC.PC.01                 ....
1255 BUSARO/LCA100015/100PQ     1AB08847AAAA         20      PBUSA.PQ.01     4.59        euro
1260 CBS/37.45MM/120PQFP        1AB05684AAAA          6      PCBSA.PQT.41    8.49        euro
1261 DPI/47SMM/80PQFP           1AB05135AAAA        2.5      PDPIB.PQ.01     5.13        euro
1273 AGCRM/300030/144PQFP       1AB10741AAAA      25.74      PAGRA.PQ.01      6.8        euro
1290 DOPI1A1/LCA100008/68PLC    1AB09544AAAA         10      PDOPB.PCT.01    2.41        euro
1292 DTSCA2/LCA100135/144PP     1ABO1323ACAA         14      PDTSA.EQ.01     24.5        euro
1400 LARA/LCA300236/144PQFP     1AB10801AAAA          1      PLARA.PQ.01     33.5        euro
1941 MERLIN/LCA100135/208EQF    1AB11414ABAA        1.2      PMELB.EQ.01       38        euro
1943 S2231PM/LCA10235/l80EQF    1AB04458ACAA      13.04      PCCTA.EQ.01     50.5        euro
1944 BSCX/LCB300/240OQFP        1AB03062ACAA        1.6      PBSCA.DQ.01    20.09        euro
1946 RTC2/LCA100020/28PLCC      1AB04048ABAA    170.271      PRTCA.PC.01      5.5        euro
1956 MSJCN/.../68PLCC           1AB03117AEAA         20      PMSKA.PCT.01    2.47        euro
1986 GMAN3                      1AB11727ACAA         12                      8.34        USD
2012 ROLF/100040/120PQFP        1AB07927ABAA        2.3      PROLA.PQ.01    15.19        euro
2013 MX2.34/LCA100084/144CPG    1AB06104ACAA        7.4      PMUXU.PG.01       48        euro
2021 IC.ASIC*SC*CTCF            1AB01859ACAA       40.3      PCTFA.PCT.01    1.13        euro
2025 IC.ASIC*SC*MSJ.C           1AB03117AFAA     53.876      PMSJC.PCT.01    2.35        euro
2026 IC.ASIC*SC*ACBT2           1AE04070ABAA        1.2      PACTA.PQ.01    19.67        euro
2027 IC.ASIC*GA*AGMG 12         1AB04071ABAA     3.9408      PAGNA.PG.01     27.8        euro
2028 IC.ASIC*GA*AGUTR2          1AB04072AEAA          0      PAGAA.PG.01    34.75        euro
2029 IC.ASIC*GA*AGUTR2          1AB04072ACAA        2.4      PAGAA.PG.01     9.32        euro
2030 IC.ASIC*GA*AGMG22          1AB04073ABAA      8.776      PAGMA.PCT.01       4        euro
2031 IC.ASIC*GA*AGCRD2          1AB04074ACAA       3.72      PAGCA.PQ.01     9.25        euro
2032 IC.ASIC*GA*AGLOC2          1AB04077ABAA         38      PAGLA.PCT.01     2.4        euro
2033 IC.ASIC*GA*RGTR2           1AB04836ABAA     49.088      PRGTA.PCT.01       2        euro
2035 IC.ASIC*GA*RGMT3           1AB05050ADAA     40.355      PRGMA.PQ.01      6.7        euro
2036 IC.ASIC*GA*PENELOPE        1AB05572AAAA        8.6                     29.75        USD
2037 IC.ASIC*GA*ULYSSE          1AB05573AAAA          3                     33.17        USD

ITEM       ITEM DESC                               COMMENT 1
   8 IBPC/LMA9095/100PQFP
  25 TRAC/40SMM/68PLCC           see itemnr.2412
  48 MTR.B/LMA9020/22PDIL
  56 CTC3/LCA100008/68PLCC       See NOTE 1
  60 IPCL/LMA9239/144PQFP
  64 QRC2/LCA10010B/160PQFP      See NOTE1
  96 ANDREW
 131 AGDEC2/12025/144PQFP
 134 AGDEC2/12025/l20CPGA        See NOTE1.1 lot = 15K pcs, LTB
 173 EXTMPV2/100056/100CPGA      phase out LTB June 2002
 174 EXTDMV3/100056/84PLCC       phase out LTB June 2002
 190 DTSCA
 243 SIP/6218/40PDIL             phase OUI LTE June 2002
 329 TGTRS/LCA100006/68PLCC
 333 AGEZC/LCA100011/84PLCC
 356 IC.ASIC*GA*NICA             MOQ is 1 lot= BK pcs
 362 IC.ASIC*SC*ULE
 364 IC.ASIC*SC*LETAL 15L        MOQ is WIP available = 4.2 K pcs
 375 IC.ASlC*SC*MARMOLADA2
 467 CRYSTAL/63.59SMM/128MQ
 470 CATS/28.35SMM/44PLCC
 474 CRCC3/17*45SMM/68PLCC
 517 SIBC.B/52SMM/64PLCC         MOQ is 1 lot is 15K pcs
 518 ABSYS.B/52.8SMM/68PLCC      MOQ is 1 lot is 20K pcs
 600 STLC54155/QFP48/BICMOS
 732 SR 155R/LCA100031/160PQF    MOQ is 1 lot = 8.5K pcs. LTB
 865 FSX/6206/44PQFP             MOQ is 1 lot = 20K pcs
 866 SIP/8218/44PQFP             MOQ is 1 lot = 20K pcs
 ??? MTC20172PC
1200 SRS/LCA100073/120PQFP
1201 NAIC2/LCA100033/84PLCC
1255 BUSARO/LCA100015/100PQ      MOQ is 1 lot = 16K pcs
1260 CBS/37.45MM/120PQFP         WIP TO BE TAKEN IN 3 ORDERS
1261 DPI/47SMM/80PQFP            phase out LTB June 2002
1273 AGCRM/300030/144PQFP
1290 DOPI1A1/LCA100008/68PLC     phase out LTB June 2002
1292 DTSCA2/LCA100135/144PP
1400 LARA/LCA300236/144PQFP      See NOTE 1
1941 MERLIN/LCA100135/208EQF     See NOTE1. MOQ = 600 pcs
1943 S2231PM/LCA10235/l80EQF
1944 BSCX/LCB300/240OQFP         MOQ is 1 lot = 2K pcs
1946 RTC2/LCA100020/28PLCC
1956 MSJCN/.../68PLCC            MOQ is 1 lot = 2.5K pcs
1986 GMAN3
2012 ROLF/100040/120PQFP         See NOTE 1. MOQ = 600 pcs
2013 MX2.34/LCA100084/144CPG
2021 IC.ASIC*SC*CTCF
2025 IC.ASIC*SC*MSJ.C
2026 IC.ASIC*SC*ACBT2            MOQ is 1 lot = 6K pcs
2027 IC.ASIC*GA*AGMG 12          we can confirm 2001 price if MOQ is 1 lot is = 6K pcs
2028 IC.ASIC*GA*AGUTR2           MOQ is 1 lot = 9K pcs
2029 IC.ASIC*GA*AGUTR2           See NOTE1. 1 lot = 9K pcs
2030 IC.ASIC*GA*AGMG22           See NOTE1. 1 lot = 18K pcs
2031 IC.ASIC*GA*AGCRD2           See NOTE1. 1 lot = 8K pcs
2032 IC.ASIC*GA*AGLOC2           See NOTE1. 1 lot = 25K pcs
2033 IC.ASIC*GA*RGTR2
2035 IC.ASIC*GA*RGMT3
2036 IC.ASIC*GA*PENELOPE
2037 IC.ASIC*GA*ULYSSE

ITEM       ITEM DESC                TOTALS         COMMENT 2
   8 IBPC/LMA9095/100PQFP           364.87
  25 TRAC/40SMM/68PLCC               17.86
  48 MTR.B/LMA9020/22PDIL           103.62
  56 CTC3/LCA100008/68PLCC           45.79    2.39 if MOQ = 1 lot
  60 IPCL/LMA9239/144PQFP           670.66
  64 QRC2/LCA10010B/160PQFP          72.26
  96 ANDREW                         321.53
 131 AGDEC2/12025/144PQFP           151.02
 134 AGDEC2/12025/l20CPGA            84.00    old price 20,03 euro, MOQ OK after depl. Of stock 3K
 173 EXTMPV2/100056/100CPGA           7.34
 174 EXTDMV3/100056/84PLCC            6.60
 190 DTSCA                          141.36
 243 SIP/6218/40PDIL                 15.66
 329 TGTRS/LCA100006/68PLCC          52.49
 333 AGEZC/LCA100011/84PLCC         130.02
 356 IC.ASIC*GA*NICA                 30.28
 362 IC.ASIC*SC*ULE                 575.00
 364 IC.ASIC*SC*LETAL 15L            78.77    split in 2 orders, OK
 375 IC.ASlC*SC*MARMOLADA2        2,320.00
 467 CRYSTAL/63.59SMM/128MQ       1,062.00
 470 CATS/28.35SMM/44PLCC           494.00
 474 CRCC3/17*45SMM/68PLCC          212.63
 517 SIBC.B/52SMM/64PLCC            169.02
 518 ABSYS.B/52.8SMM/68PLCC         181.80
 600 STLC54155/QFP48/BICMOS         174.83
 732 SR 155R/LCA100031/160PQF         7.36
 865 FSX/6206/44PQFP                 64.80
 866 SIP/8218/44PQFP                 66.12
 ??? MTC20172PC                     585.00
1200 SRS/LCA100073/120PQFP          308.27
1201 NAIC2/LCA100033/84PLCC           0.00
1255 BUSARO/LCA100015/100PQ          91.80
1260 CBS/37.45MM/120PQFP             50.94              MOQ = 2K pcs
1261 DPI/47SMM/80PQFP                12.83
1273 AGCRM/300030/144PQFP           175.03
1290 DOPI1A1/LCA100008/68PLC         24.10
1292 DTSCA2/LCA100135/144PP         343.00
1400 LARA/LCA300236/144PQFP          33.50    NEW QUANTITY  1K, ok agreed
1941 MERLIN/LCA100135/208EQF         45.60    old price with MOQ after stock depl.
1943 S2231PM/LCA10235/l80EQF        658.52
1944 BSCX/LCB300/240OQFP             32.14    price agreed, moq = 2K pcs
1946 RTC2/LCA100020/28PLCC          936.49
1956 MSJCN/.../68PLCC                49.40
1986 GMAN3                          100.08
2012 ROLF/100040/120PQFP             34.94    old price, stock depl. And later MOQ 1 lot
2013 MX2.34/LCA100084/144CPG        355.20
2021 IC.ASIC*SC*CTCF                 45.54
2025 IC.ASIC*SC*MSJ.C               126.61
2026 IC.ASIC*SC*ACBT2                23.60    price agreed, moq not yet
2027 IC.ASIC*GA*AGMG 12             109.55
2028 IC.ASIC*GA*AGUTR2                0.00    LTBuy
2029 IC.ASIC*GA*AGUTR2               22.37    old price, stock depl. And later MOQ 1 lot
2030 IC.ASIC*GA*AGMG22               35.10    4 euro, after stock depl.
2031 IC.ASIC*GA*AGCRD2               34.41    9.25 euro with stock depl. extra 9,25
2032 IC.ASIC*GA*AGLOC2               91.20    old price 2,4/MOQ agreed after 9K stock depl., moq in del.
2033 IC.ASIC*GA*RGTR2                98.17
2035 IC.ASIC*GA*RGMT3               270.39
2036 IC.ASIC*GA*PENELOPE            255.85
2037 IC.ASIC*GA*ULYSSE               99.51

                              VPA 2002 - Exhibit A

2039  IC-ASIC*GA*TGILM2        lAB06476ABAA     3.956 PTGIA-PCT-01   4.87  euro  MOQ is 1 lot = 12K pcs, 4K MOQ accepted first order
2040  IC-ASIC*GA*TGIEX2        1AB06477ABAA    16.152 PTGXA-PQ-01    6.55  euro  MOQ is = 1 lot is 10K pcs
2042  IC-ASIC*GA*TRIMMER2A01   1AB06582ABAA       1.6 PTRIB-PCT-01   5.46  euro  phase out LTB june 2002
2083  IC-ASIC*SC*RGLRH         lAB10600ABAA       6.6 PRGLA-PB-01      59  euro
2084  IC-ASIC*SC*RGTRI2        lAB1060lABAA      4.32 PRGIA-PQ-01    40.8  euro  MOQ = 1 lot = 4K pcs
2093  IC-ASIC*SC*BART          1AB11022ABAA       1.8               28.35  USD
2109  IC-ASIC*SC*BASE ASIC 2G  lAB12444ABAA        13 BSIA           5.35  euro
2112  IC-ASIC*GA*BIC           lAB12677AAAA        11 PBICB-PQ-01    6.27  euro  phase out LTB june 2002
2123  IC-ASIC*SC*UBAC          1AB13247AAAA        43 PUBAA-PQ-01       7  euro
2136  IC-ASIC*SC*TRANS         1AB14007AAAA        35 PTANA-PQ-01       8  euro
2141  IC-ASIC*SC*WINDI         1AB14519AAAA        12 PWINA-PB-01      17  euro
2200  IC-ASIC*CIVETTA2         1AB15654AAAA      8.25 CIVA           34.6  euro
2201  IC-ASIC*CRISTALLO 3.0D   1AB15080ABAA       120 CRIA             52  euro
2203  IC-ASIC*NINA             lAB16146AAAA         1 TNIA             31  euro
2204  IC-ASIC*S.MARIA          lAB16146AAAA         1 TSMA             57  euro
2205  IC-ASIC*ELLEN            1AB15785AAAA         5 ELLA           15.2  euro
2315  IC-ASIC*SC*DILBERT2      lAB10812ACAA        13                  24  USD
2412  ASIC*SC*TRAC-2B2O        lAB03916BBAB  145.3376 ............   2.35  euro2
2418  IGTRU                    lAB02074ACAA   27.9504 ............    3.9  euro
2420  XBUS22                   1AB03967ADAA    31.452 ............   24.5  euro
2421  ASO322                   1AB04076ABAA       0.9 ............     59  euro  See NOTE l.1 lot = 9K pcs
2422  HDL322                   lAB04078ABAA       0.9 ............     59  euro  See NOTE 1.1 lot = 9K pcs
2426  TGBUS2                   1AB05974ACAA       8.5 ............   5.85  euro  MOQ is 1 lot = 8,5K pcs
2436  LARA2                    1AB10801ABAA       2.3                36.6  USD
2444  MR                       lABl3193ABAA      1400 ............   3.35  euro
2447  DGGMP/2                  1AB13728ABAA      3.72 ............   9.47  euro
2457  MSJ-B                    lAB03117ADAA     0.252 ............   2.45  euro
2458  PBIB2A2                  lAB0317lADAA        26 ............    2.7  euro
2459  MSRA2A2                  lAB03354ACAA     7.292 ............      8  euro
2502  CIVETTA22B/CMOS/PBGA3    lAB15654ABAA     34.54 ............   34.6  euro2
2504  HERCULES/CMOS/PBGA38     lAB16572AAAA         1 ............   34.7  euro
2506  MARMOLADA3/CMOS/TBGA     lAB15354ABAA       5.8 ............   62.5  euro
2512  XMETRO3/CMOS/PQFP100     1AB06652ABAA       1.3 ............     20  euro  MOQ is 1 lot
2520  ESWA/QFP64/-20+85C       1AB152790001  144.1944 ESWA           2.45  euro
2522  MTC-20278PO/QFP80        lAB136120004    26.112 MTC20278       15.3  euro
2562  IC-ASIC*SC*CRlSTALLO30D  1AB15080ACAA     46.75 ............     52  euro
2565  IC-ASIC*SC*IRIS          lAB16043AAAA        15 ............    4.5  euro
2585  IC-ASIC*SC*SCILIAR       1AB15080AEAA       0.5 ............     52  euro
2586  IC-ASIC*GA*DMX-2/34      lAB06104ABAA         1 ............     48  euro
      IC-ASIC*GA*BBIBS (BIBA)  lAB16399AAAA        60                  16  euro
w     OSIA                                          1                3.65  euro
w     DENALI                                      2.5                 100  USD

2039  IC-ASIC*GA*TGILM2             19.27
2040  IC-ASIC*GA*TGIEX2            105.80
2042  IC-ASIC*GA*TRIMMER2A01         8.74
2083  IC-ASIC*SC*RGLRH             389.40
2084  IC-ASIC*SC*RGTRI2            176.26
2093  IC-ASIC*SC*BART               51.03
2109  IC-ASIC*SC*BASE ASIC 2G       69.55
2112  IC-ASIC*GA*BIC                68.97
2123  IC-ASIC*SC*UBAC              301.00
2136  IC-ASIC*SC*TRANS             280.00
2141  IC-ASIC*SC*WINDI             204.00
2200  IC-ASIC*CIVETTA2             285.45
2201  IC-ASIC*CRISTALLO 3.0D     6,240.00
2203  IC-ASIC*NINA                  31.00
2204  IC-ASIC*S.MARIA               57.00
2205  IC-ASIC*ELLEN                 76.00
2315  IC-ASIC*SC*DILBERT2          312.00
2412  ASIC*SC*TRAC-2B2O            341.54
2418  IGTRU                        109.01
2420  XBUS22                       770.57  24.5 for old version, agreed
2421  ASO322                        53.10  old price 400 pcs, after LBO
2422  HDL322                        53.10  old price all stock
2426  TGBUS2                        49.73
2436  LARA2                         84.64
2444  MR                         4,690.00
2447  DGGMP/2                       35.23
2457  MSJ-B                          0.62
2458  PBIB2A2                       70.20
2459  MSRA2A2                       56.34
2502  CIVETTA22B/CMOS/PBGA3      1,195.06
2504  HERCULES/CMOS/PBGA38          34.70
2506  MARMOLADA3/CMOS/TBGA         362.50
2512  XMETRO3/CMOS/PQFP100          26.00
2520  ESWA/QFP64/-20+85C           353.28
2522  MTC-20278PO/QFP80            399.51
2562  IC-ASIC*SC*CRlSTALLO30D    2,431.00
2565  IC-ASIC*SC*IRIS               67.50  3.3 on second half, closed
2585  IC-ASIC*SC*SCILIAR            26.00
2586  IC-ASIC*GA*DMX-2/34           48.00
      IC-ASIC*GA*BBIBS (BIBA)      960.00  agreed, 16 first half, 13.75 second half
w     OSIA                           3.65
w     DENALI                       250.00

                                33.819.59

NOTE 1:

2001 price applies for the pieces in stock.

After the stock depletion: if moq = l lot = 1 order is respected, 2001 price will be applied
                           if MOQ is not respected, 2002 price will be applied

                                                              VPA 2002-EXHIBIT A

ALCATEL CLSI 2002
-----------------

                                    7. QUOTE

                                               AME
                                               2002                                AME
                                           ESTIMATED QTY                          2002
                                               KPCS                               PRICE                            2002
ITEM    DESCRIPTION     PART NUMBER             TAM                                EUR                            REMARKS
----    -----------    --------------      -------------      ----------------------------------------------      -------
0108    SWEL           1AB 02973 AAAA           67.4           4.3                                                   290
0133    QUAP9.PLCC     1AB 03911 CAAA          170.7           3.6                                                   615
0142    POCO.PQFP      1AB 03910 ABAA           72.7          4.57                                                   332
0153    MBLIC          1AB 03544 AAAA           60.6             3 LTBuy 31.01.02                                    182
0161    TCF.PDIL       1AB 03531 BAAA            0.0               LTBuy                                               0
0162    TCF.PLCC       1AB 03531 BBAA           24.0          1.10 MOQ = 25K pcs is confirmed!!                       26
0198    DSP            1AB 04087 AAAA            7.5          2.00 LTBuy 31.01.02                                     15
0200    4CDSP          1AB 04091 BAAA          498.0           2.3                                                  1145
0216    DPTC.PDIL      1AB 03920 AAAA           13.7          2.25 See NOTE1. 1LOT is 10K pcsmixed PLCC-PDIL          31
0218    DPTC.PLCC      1AB 03920 ABAA           18.4          2.25 See NOTE1. lLOT is 10K pcsmixed PLCC-PDIL          41
0221    OBCII PLCC     1AB 03909 ABAA          132.6           5.1                                                   676
0241    UCLK           1AB 03917 AAAA           71.0          0.85 See NOTE1. 1 LOT is 32K pcs                        60
0261    IPCU.PLCC      1AB 04093 ABAA            0.0             5 See NOTE1. 1 LOT is 6K pcs                          0
0272    ILC.44PLCC     1AB 03162 BBAA          104.9             4                                                   419
0330    UIC.PDIL       1AB 03393 BAAA           30.5           3.9 Ltbuy DONE                                        119
0331    UIC.PLCC       1AB 03393 BBAA            0.0               Ltbuy DONE                                          0
0353    MSRA           1AB 03354 ABAA            6.3          8.00 See NOTE1. 1 LOT is 4K pcs                         50
0356    VCOS           1AB 03918 AA-BA         200.8          0.84                                                   169
0420    RSLIC          1AB 09316 ABAA         1141.8           2.3                                                  2626
0421    HOSP           1AB 09314 ABAA           56.0           4.4                                                   246
0423    OASP           1AB 09315 AAAA          165.2          4.25                                                   702
0437    INTI           1AB 11378 ACAA          161.9          5.35                                                   866
0446    EFTI           1AB 11377 ACAA            5.0            27                                                   135
0448    FICA           1AB 12518 0001            0.0          2.25                                                     0
0460    HDSP           1AB 09314 ACAA           68.9           4.4                                                   303
0469    LCIA.2A01      1AB 10294 ABAA           31.9           9.5                                                   303
0564    OASP           1AB 09315 ABAA          205.4          4.25                                                   873
0565    RSLIC          1AB 09316 ACAA         1027.5           2.3                                                  2363
                                                                                                                   12590

NOTE 1 :
2001 price applies for the pieces in stock.
After the stock depletion :          if moq = 1lot= 1 order is respected ,2001
                                     price will be applied
                                     If MOQ is not respected, 2002 price will be applied

                                    EXHIBIT B

                 ALCATEL ASIC SOURCING AND CONTRACTING MANAGERS

ALCATEL Bell NV :                                G. Lenaerts
Antwerp (Belgium)

ALCATEL Bell NV for CID:                         K. Van Elshocht
Antwerp (Belgium)

ALCATEL CIT:                                     N. Chastel
Velizy (France)

ALCATEL Business Systems for END:                J-C. Parchemin
Brest (France)

ALCATEL SEL AG :                                 M. Griesser
Stuttgart (Germany)

ALCATEL ESPANA:                                  J. Fernandez
Madrid (Spain)

ALCATEL SUBMARINE NETWORKS LTD :
Greenwich (UK)                                   I. Badawi

ALCATEL ITALIA SPA :                             A. Giovannetti
Vimercate (Italy)

ALCATEL USA INC.:                                T. Duncan
Plano (USA)

ALCATEL Internetworking :                        R. Baldwin
Calabasas (USA)

                                    EXHIBIT C

                          RETURN MATERIAL INSTRUCTIONS

INITIAL INSPECTION / PRODUCT TESTING

         1. Purchaser shall notify AME in writing within thirty (30) days upon discovering Products do not conform to Specifications. The parties shall mutually agree whether Product should be returned to AME, made available for AME inspection at Purchaser or another site, or returned to AME or another site.

         2. In the event Product is to be returned, Product must be returned with part number and quantity well marked. AME shall provide Purchaser with a Return Material Authorisation (RMA).

         3. Parts returned will be inspected by AME Quality Engineering. Quality Engineering will reject parts that have been damaged due to improper shipping unless the original packaging was not conform to specifications or agreement

         4. Products must be accompanied by a fully completed return form. Failure to have such return form shall result in the Product being returned to Purchaser and transportation cost shall be invoiced to Purchaser.

         5. Return Products must comply with the packing and shipping conditions of the original material (i.e. antistatic and moisture precautions)

         6. All authorised return Products must arrive via the Goods Received Department at Westerring 15-Oudenaarde-Belgium.